EXHIBIT 3


            F I L E D
      IN THE OFFICE OF THE
    SECRETARY OF STATE OF THE
         STATE OF NEVADA
           SEP 17 1998
          NO. C 3622-98

         /S/ DEAN HELLER
 DEAN HELLER, SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                             SWEETBRIER CORPORATION

The undersigned certify that, pursuant to the provisions of the Nevada Revised Statutes, Sweetbrier Corporation, a Nevada corporation, adopted the following resolutions to amend its articles of incorporation:

1. All of the directors consented in writing to the following resolution dated September 2, 1998:

    RESOLVED that the secretary of the corporation is directed to obtain from the stockholders owning at least a majority of the voting power of the outstanding stock of the corporation their written consent to the amendment of article one of the articles of incorporation to change the name of the corporation from SWEETBRIER CORPORATION TO DIPPY FOODS, INC.

2. A majority of the stockholders holding seventy percent of the common shares outstanding of Sweetbrier Corporation consented in writing to the following resolution dated September 2, 1998:

    RESOLVED that article one of the Company's articles of incorporation be amended as follows:

    ARTICLE ONE [NAME] The name of the corporation is:
                 DIPPY FOODS, INC.

The undersigned president and secretary of Sweetbrier Corporation, a Nevada corporation, signed below on September 12, 1998.

                                        Sweetbrier Corporation

                                        /s/ Munjit Johal
                                        --------------------------------------
                                        Munjit Johal, President

                                        /s/ Al Diamond
                                        --------------------------------------
                                        Al Diamond, Secretary

State of California                                             ACKNOWLEDGEMENT
County of                                                            ATTACHED

On September 12, 1998, before me, the undersigned notary public, personally appeared Munjit Johal, President, and Al Diamond, Secretary, known to be the persons described in and who executed the foregoing instrument and who acknowledged to me that they executed it voluntarily for the purpose described.

I have set my hand and affixed my official seal on September 12, 1998.

                                        --------------------------------------
                                        Notary Public
                                        Residing in
                                                   ---------------------------
My commission expires: ---------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California
         ------------
County of Los Angeles
          -----------
On 9/12/98 before me, Marsha Jeffer, Notary Public,
   -------            ---------------------------------------------------------
   DATE               NAME, TITLE OF OFFICER -- E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared Al Diamond,
                    -----------------------------------------------------------
                      NAME(S) OF SIGNER(S)

[ ]  personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence  to be the person(s) whose name(s)
                                     is/are  subscribed to the within instrument
                                     and  acknowledged  to  me  that he/she/they
                                     executed   the   same   in   his/her/their
                                     authorized   capacity(ies),   and  that  be
                                     his/her/their    signature(s)    on    the
                                     instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                    WITNESS my hand and official seal.

                                    /s/ Marsha Jeffer
                                    --------------------------------------------
                                            SIGNATURE OF NOTARY
----------------------------------
           MARSHA JEFFER
       COMMISSION # 1130994
[SEAL] NOTARY PUBLIC -- CALIFORNIA
        LOS ANGELES COUNTY
   MY COMM. EXPIRES MAY 2, 2001
----------------------------------
--------------------------- OPTIONAL -------------------------------------------

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

  CAPACITY CLAIMED BY SIGNER                DESCRIPTION ATTACHED DOCUMENT

[ ] INDIVIDUAL                                Certificate of Amendment
[X] CORPORATE OFFICE                        to the Articles of Incorporation
                                                 of Sweetbrier Corp.
     /s/ Secretary
----------------------------                --------------------------------
         TITLE(S)                               TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)   [ ] LIMITED
                 [ ] GENERAL                                 1
[ ] ATTORNEY-IN-FACT                        --------------------------------
[ ] TRUSTEE(S)                                       NUMBER OF PAGES
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER: -----------------
    ------------------------                             9/12/98
    ------------------------                --------------------------------
                                                    DATE OF DOCUMENT
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
                                                     /s/ Munjit Johal
----------------------------                --------------------------------
----------------------------                SIGNER(S) OTHER THAN NAMED ABOVE

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of CALIFORNIA
         ----------
County of ORANGE
          ---------
On 9/12/98  before me,  WILLIAM P BERNARD  NOTARY PUBLIC,
   -------              --------------------------------------------------------
  Date               Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared Munjit Johal, President,
                    ------------------------------------------------------------
                       Name(s) of Signer(s)

[ ]  personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence  to be the  person(s)  whose
                                           name(s)  is/are   subscribed  to  the
                                           within instrument and acknowledged to
                                           me that he/she/they executed the same
                                           in      his/her/their      authorized
                                           capacity(ies),  and that be  his/her/
                                           their  signature(s) on the instrument
                                           the  person(s),  or the  entity  upon
                                           behalf of which the person(s)  acted,
                                           executed the instrument.

                                           WITNESS my hand and official seal.

                                           /s/ William P. Bernard
                                           -------------------------------------
                                                 Signature of Notary
--------------------------------
       WILLIAM P. BERNARD
         COMM...1162191
[SEAL] NOTARY PUBLIC--CALIFORNIA
          ORANGE COUNTY
   MY TERM EXP. NOV. 21, 2001
--------------------------------
---------------------------- OPTIONAL ------------------------------------------

 Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Certificate of Amendment
                           -----------------------------------------------------
Document Date: 9-12-98                   Number of Pages: 1
               --------------------------                -----------------------
Signer(s) Other Than Named Above: Al Diamond
                                 -----------------------------------------------
CAPACITY(IES) CLAIMED BY SIGNER(S)

Signer's Name:                            Signer's Name:
              --------------------                      ------------------------
[ ] Individual                            [ ] Individual
[X] Corporate Officer                     [X] Corporate Officer
    Title(s): President                   Title(s):
              --------------------                 -----------------------------
[ ] Partner -- [ ] Limited [ ] General    [ ] Partner -- [ ] Limited [ ] General
[ ] Attorney-in-Fact                      [ ] Attorney-in-Fact
[ ] Trustee                               [ ] Trustee
[ ] Guardian or Conservator               [ ] Guardian or Conservator
[ ] Other:                                [ ] Other:
          ------------- RIGHT THUMBPRINT            ----------  RIGHT THUMBPRINT
    -------------------   OF  SIGNER                               OF  SIGNER
                        Top of thumb here                      Top of thumb here
Signer is Representing:                   Signer is Representing:

------------------------                  -----------------------

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